UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event reported):
August 31, 2022

Grocery Outlet Holding Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-38950	47-1874201
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5650 Hollis Street, Emeryville, California		94608
(Address of principal executive offices)		(Zip Code)
(510) 845-1999
(Registrant's telephone number, including area code)
___________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	GO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 31, 2022, S. MacGregor Read, Jr. provided notice to the board of directors (the "Board") of Grocery Outlet Holding Corp. (the "Company") of his decision, effective September 1, 2022, to retire as Vice Chairman and a Class II member of the Board. Mr. Read does not serve on any of the Board’s standing committees. Mr. Read’s retirement was not due to any disagreement with the Company’s operations, policies or practices.
Item 7.01 Regulation FD Disclosure.
On September 2, 2022, the Company issued a press release announcing the retirement of Mr. Read from the Board. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01 of this current report on Form 8-K (including Exhibit 99.1 furnished herewith) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 8.01 Other Events.
As a result of the retirement of Mr. Read from the Board, the Board approved the reduction of the Board size from 11 directors to 10 directors effective September 1, 2022.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated September 2, 2022, announcing the retirement of S. MacGregor Read, Jr.
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Grocery Outlet Holding Corp.

Date:	September 2, 2022	By:	/s/ Luke D. Thompson
		Name:	Luke D. Thompson
		Title:	Senior Vice President, General
Counsel and Secretary